UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Address of principal executive offices)

W. Scott Jardine, Esq. First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments
September 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 103.0%
	Angola – 1.0%
1,300,000	Angolan Government International Bond (USD) (b)	9.38%	05/08/48	$1,378,299
	Argentina – 3.1%
89,880,000	Argentina POM Politica Monetaria, Argentina Central Bank 7 day repurchase reference rate (ARS) (c)	70.86%	06/21/20	2,579,506
940,000	Argentine Republic Government International Bond (USD)	5.63%	01/26/22	849,525
715,039	Argentine Republic Government International Bond (USD)	8.28%	12/31/33	636,385
530,000	Argentine Republic Government International Bond (USD)	7.13%	07/06/36	424,331
				4,489,747
	Australia – 4.6%
7,945,000	Treasury Corp. of Victoria (AUD)	6.00%	10/17/22	6,546,038
	Bahrain – 0.6%
800,000	Bahrain Government International Bond (USD)	7.00%	01/26/26	822,656
	Brazil – 5.8%
20,700,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/21	5,184,701
13,800,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	3,085,176
				8,269,877
	Canada – 4.3%
6,449,000	Canadian Government Bond (CAD)	8.00%	06/01/23	6,237,703
	Czech Republic – 0.8%
20,910,000	Czech Republic Government Bond (CZK)	5.70%	05/25/24	1,144,095
	Ecuador – 1.5%
2,180,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	2,193,080
	Egypt – 2.0%
380,000	Egypt Government International Bond (USD) (b)	8.50%	01/31/47	382,511
1,050,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	1,005,178
28,600,000	Egypt Treasury Bills (EGP)	(d)	04/16/19	1,447,200
				2,834,889
	El Salvador – 0.4%
580,000	El Salvador Government International Bond (USD)	7.65%	06/15/35	565,715
	France – 0.6%
561,000	French Republic Government Bond OAT (EUR)	3.25%	05/25/45	891,703
	Germany – 0.6%
508,000	Bundesrepublik Deutschland Bundesanleihe (EUR)	2.50%	08/15/46	797,625
	Ghana – 2.9%
1,340,000	Ghana Government International Bond (USD)	8.13%	01/18/26	1,397,202
1,450,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	1,456,827
6,200,000	Republic of Ghana Government Bond (GHS)	21.50%	03/09/20	1,320,148
				4,174,177
	Honduras – 0.8%
1,125,000	Honduras Government International Bond (USD) (b)	7.50%	03/15/24	1,215,315
	Indonesia – 2.8%
61,800,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	4,086,709
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Iraq – 1.5%
428,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	$428,796
1,760,000	Iraq International Bond (USD)	5.80%	01/15/28	1,672,625
				2,101,421
	Italy – 6.9%
2,762,000	Italy Buoni Poliennali Del Tesoro (EUR)	9.00%	11/01/23	4,208,615
1,600,000	Italy Buoni Poliennali Del Tesoro (EUR)	7.25%	11/01/26	2,439,938
2,970,000	Republic of Italy Government International Bond (USD)	6.88%	09/27/23	3,233,002
				9,881,555
	Japan – 9.5%
1,219,050,000	Japan Government Ten Year Bond (JPY)	0.10%	06/20/27	10,749,087
252,850,000	Japan Government Thirty Year Bond (JPY)	2.40%	03/20/37	2,932,702
				13,681,789
	Kenya – 0.6%
590,000	Kenya Government International Bond (USD)	6.88%	06/24/24	592,714
200,000	Kenya Government International Bond (USD) (b)	8.25%	02/28/48	193,662
				786,376
	Malaysia – 2.1%
13,000,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	3,078,913
	Mexico – 5.9%
86,600,000	Mexican Bonos (MXN)	8.00%	06/11/20	4,647,311
26,500,000	Mexican Bonos (MXN)	6.50%	06/09/22	1,360,359
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,185,551
27,000,000	Mexican Bonos (MXN)	5.75%	03/05/26	1,273,966
				8,467,187
	Nigeria – 2.7%
1,130,000,000	Nigeria Government Bond (NGN)	12.50%	01/22/26	2,753,217
663,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	680,815
513,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	492,357
				3,926,389
	Norway – 0.6%
7,511,000	Norway Government Bond (NOK) (b)	1.75%	02/17/27	915,043
	Oman – 0.5%
770,000	Oman Government International Bond (USD) (b)	6.75%	01/17/48	751,690
	Pagua New Guinea – 0.2%
272,000	Papua New Guinea Government International Bond (USD) (b)	8.38%	10/04/28	275,400
	Peru – 3.6%
16,000,000	Peruvian Government International Bond (PEN)	6.90%	08/12/37	5,152,876
	Poland – 7.1%
14,444,000	Republic of Poland Government Bond (PLN)	2.50%	01/25/23	3,933,432
12,500,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	3,623,569
10,000,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	2,570,115
				10,127,116
	Portugal – 2.6%
2,000,000	Portugal Government International Bond (USD)	5.13%	10/15/24	2,096,900
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Portugal (Continued)
1,088,000	Portugal Obrigacoes do Tesouro OT (EUR) (b)	5.65%	02/15/24	$1,575,694
				3,672,594
	Russia – 6.2%
510,000,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	7,133,698
90,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	1,290,014
400,000	Russian Foreign Bond - Eurobond (USD)	5.88%	09/16/43	433,891
				8,857,603
	Rwanda – 1.0%
1,440,000	Rwanda International Government Bond (USD)	6.63%	05/02/23	1,465,380
	South Africa – 6.1%
86,460,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	6,628,218
2,200,000	Republic of South Africa Government International Bond (USD)	4.88%	04/14/26	2,102,975
				8,731,193
	Spain – 2.4%
2,111,000	Spain Government Bond (EUR) (b)	5.90%	07/30/26	3,317,740
100,000	Spain Government Bond (EUR) (b)	5.15%	10/31/44	176,822
				3,494,562
	Sri Lanka – 1.0%
1,500,000	Sri Lanka Government International Bond (USD) (b)	6.75%	04/18/28	1,454,889
	Supranationals – 0.7%
8,550,000	European Investment Bank (SEK)	1.25%	05/12/25	984,529
	Suriname – 0.5%
675,000	Republic of Suriname (USD) (b)	9.25%	10/26/26	666,562
	Tanzania – 0.2%
290,006	Tanzania Government International Bond, 6 Mo. LIBOR + 6.00% (USD) (c)	8.54%	03/09/20	296,274
	Tunisia – 1.0%
1,600,000	Banque Centrale de Tunisie International Bond (USD)	5.75%	01/30/25	1,416,101
	Turkey – 3.9%
35,550,000	Turkey Government Bond (TRY)	8.80%	09/27/23	3,840,632
15,100,000	Turkey Government Bond (TRY)	10.40%	03/20/24	1,818,976
				5,659,608
	Ukraine – 1.8%
1,720,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/24	1,672,745
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/25	188,026
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/26	185,677
197,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/27	183,653
716,000	Ukraine Government International Bond (USD) (b)	(d)	05/31/40	379,580
				2,609,681
	United Kingdom – 2.6%
754,000	United Kingdom Gilt (GBP)	4.25%	12/07/27	1,219,882
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	United Kingdom (Continued)
1,250,000	United Kingdom Gilt (GBP)	4.25%	12/07/49	$2,528,880
				3,748,762
	Total Foreign Sovereign Bonds and Notes			147,851,121
	(Cost $158,414,872)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) – 25.1%
	Argentina – 0.3%
525,000	Genneia S.A. (USD) (b)	8.75%	01/20/22	494,025
	Barbados – 0.5%
750,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	777,187
	Brazil – 4.0%
766,000	Azul Investments LLP (USD) (b)	5.88%	10/26/24	665,623
750,000	Braskem Netherlands Finance BV (USD)	4.50%	01/10/28	716,213
780,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	725,197
850,000	GTL Trade Finance, Inc. (USD)	7.25%	04/16/44	875,509
1,550,000	OAS Finance Ltd. (USD) (f) (g) (h) (i)	8.88%	(j)	77,500
460,000	OAS Investments GmbH (USD) (f) (g) (h)	8.25%	10/19/19	22,080
675,000	Odebrecht Drilling Norbe VIII/IX Ltd. (USD)	6.35%	12/01/21	664,031
1,830,000	Petrobras Global Finance BV (USD)	8.75%	05/23/26	2,007,510
				5,753,663
	China – 0.8%
765,000	Shimao Property Holdings Ltd. (USD)	8.38%	02/10/22	804,208
308,000	Yingde Gases Investment Ltd. (USD) (b)	6.25%	01/19/23	298,838
				1,103,046
	Colombia – 0.4%
550,000	Banco GNB Sudameris S.A. (USD) (b) (i)	6.50%	04/03/27	554,818
	Congo – 0.5%
720,000	HTA Group Ltd./Mauritius (USD)	9.13%	03/08/22	741,600
	Dominican Republic – 1.3%
1,860,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	1,929,769
	El Salvador – 0.6%
800,000	Grupo Unicomer Co., Ltd. (USD) (b)	7.88%	04/01/24	843,008
	Georgia – 1.1%
540,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	528,482
975,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	1,004,490
				1,532,972
	Guatemala – 0.5%
735,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	753,834
	Honduras – 0.6%
770,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	796,565
	India – 0.5%
756,000	Vedanta Resources PLC (USD) (b)	6.13%	08/09/24	706,156
	Indonesia – 1.1%
970,000	Jababeka International BV (USD)	6.50%	10/05/23	806,866
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) (Continued)
	Indonesia (Continued)
760,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	$720,360
				1,527,226
	Kazakhstan – 0.5%
789,000	Tengizchevroil Finance Co. International Ltd. (USD) (b)	4.00%	08/15/26	749,137
	Mexico – 1.5%
13,950,000	Petroleos Mexicanos (MXN)	7.19%	09/12/24	646,885
750,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	744,375
773,000	Unifin Financiera SAB de CV SOFOM ENR (USD) (b) (i)	8.88%	(j)	726,628
				2,117,888
	Nigeria – 2.4%
750,000	Access Bank PLC (USD) (b)	10.50%	10/19/21	802,328
730,000	IHS Netherlands Holdco BV (USD) (b)	9.50%	10/27/21	744,258
770,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	773,850
1,070,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	1,075,189
				3,395,625
	Oman – 0.6%
892,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	896,282
	Russia – 2.1%
820,000	Credit Bank of Moscow Via CBOM Finance PLC (USD) (i)	7.50%	10/05/27	656,645
1,045,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	1,023,337
790,000	Gazprom OAO Via Gaz Capital S.A. (USD)	4.95%	03/23/27	758,913
600,000	GTH Finance BV (USD) (b)	7.25%	04/26/23	626,190
				3,065,085
	South Africa – 2.3%
48,000,000	Eskom Holdings SOC Ltd. (ZAR)	7.50%	09/15/33	2,539,882
690,000	Liquid Telecommunications Financing PLC (USD)	8.50%	07/13/22	709,335
				3,249,217
	Turkey – 1.5%
920,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (b)	5.00%	04/06/23	864,471
790,000	Turkiye Garanti Bankasi AS (USD) (i)	6.13%	05/24/27	665,820
744,000	Turkiye Vakiflar Bankasi TAO (USD)	6.00%	11/01/22	597,060
				2,127,351
	Ukraine – 2.0%
770,000	Metinvest BV (USD) (b)	8.50%	04/23/26	735,620
860,000	MHP Lux S.A. (USD) (b)	6.95%	04/03/26	804,831
19,750,000	Ukreximbank Via Biz Finance PLC (UAH)	16.50%	03/02/21	628,092
735,000	Ukreximbank Via Biz Finance PLC (USD)	9.63%	04/27/22	750,968
				2,919,511
	Total Foreign Corporate Bonds and Notes			36,033,965
	(Cost $38,933,927)
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 9.0%
$5,757,000	United States Treasury Note	2.63%	05/15/21	$5,721,468
2,919,000	United States Treasury Note	2.38%	05/15/27	2,771,796
4,002,000	United States Treasury Note	3.75%	11/15/43	4,382,972
	Total U.S. Government Bonds and Notes			12,876,236
	(Cost $13,135,489)

Total Investments – 137.1%	196,761,322
(Cost $210,484,288) (k)
Outstanding Loans – (42.5)%	(60,942,888)
Net Other Assets and Liabilities – 5.4%	7,740,381
Net Assets – 100.0%	$143,558,815

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 9/30/2018	Sale Value as of 9/30/2018	Unrealized Appreciation/ (Depreciation)
10/11/18	UBS	EUR	79,000	USD	92,365	$ 91,819	$ 92,365	$ (546)
10/11/18	DB	JPY	158,090,000	USD	1,433,997	1,392,740	1,433,997	(41,257)
10/11/18	DB	TRY	13,733,000	USD	2,076,108	2,255,890	2,076,108	179,782
10/11/18	CIT	ZAR	55,714,000	USD	4,098,240	3,932,813	4,098,240	(165,427)
10/11/18	GS	USD	5,460,416	AUD	7,456,000	5,460,416	5,390,087	70,329
11/27/18	BAR	USD	4,066,382	BRL	15,878,000	4,066,382	3,912,283	154,099
10/11/18	GS	USD	7,187,235	CAD	9,479,000	7,187,235	7,340,818	(153,583)
10/11/18	CIT	USD	1,437,779	JPY	158,090,000	1,437,779	1,392,740	45,039
10/11/18	UBS	USD	2,729,780	TRY	13,733,000	2,729,780	2,255,890	473,890
10/11/18	UBS	USD	4,008,101	ZAR	55,714,000	4,008,101	3,932,814	75,287
Net Unrealized Appreciation (Depreciation)								$637,613

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
DB	Deutsche Bank
GS	Goldman Sachs
UBS	UBS
See Note 2C – Forward Foreign Currency Contracts in the Notes to Portfolio of Investments.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Asset Management Inc. (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At September 30, 2018, securities noted as such amounted to $42,535,209 or 29.6% of net assets.
(c)	Floating rate security.
(d)	Zero coupon bond.
(e)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by the Sub-Advisor.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Portfolio of Investments).
(g)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(h)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(i)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2018. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(j)	Perpetual maturity.
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of September 30, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,379,106 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $17,464,459. The net unrealized depreciation was $13,085,353. The amounts presented are inclusive of derivative contracts.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of September 30, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):
ASSETS TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 147,851,121	$ —	$ 147,851,121	$ —
Foreign Corporate Bonds and Notes*	36,033,965	—	36,033,965	—
U.S. Government Bonds and Notes	12,876,236	—	12,876,236	—
Total Investments	196,761,322	—	196,761,322	—
Forward Foreign Currency Contracts	998,426	—	998,426	—
Total	$ 197,759,748	$—	$ 197,759,748	$—
LIABILITIES TABLE
	Total Value at 9/30/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (360,813)	$ —	$ (360,813)	$ —

*	See Portfolio of Investments for country breakout.
See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Credit Quality †	% of Total Fixed-Income Investments
AAA	14.4%
AA	2.4
AA-	0.6
A+	6.9
A	3.1
A-	12.6
BBB	13.0
BBB-	7.8
BB+	4.9
BB	5.2
BB-	6.0
B+	6.1
B	7.5
B-	5.0
Not Rated	4.5
Total	100.0%

†	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Industry Classification	% of Total Investments
Sovereigns	77.6%
Government Regional	3.3
Banks	2.9
Utilities	2.3
Metals & Mining	2.1
Exploration & Production	1.5
Integrated Oils	1.3
Wireless Telecommunication Services	1.2
Real Estate	0.8
Communications Equipment	0.8
Central Bank	0.7
Government Development Banks	0.7
Pipelines	0.5
Supranationals	0.5
Oil & Gas Services & Equipment	0.5
Retail - Consumer Discretionary	0.4
Food & Beverage	0.4
Life Insurance	0.4
Software & Services	0.4
Commercial Finance	0.4
Chemicals	0.4
Wireline Telecommunication Services	0.4
Airlines	0.3
Power Generation	0.2
Industrial Other	0.0*
Total	100.0%

* Amount is less than 0.1%.

See Notes to Portfolio of Investments

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
September 30, 2018 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	48.4%
JPY	6.9
EUR	6.8
PLN	5.1
ZAR	4.6
MXN	4.6
RUB	4.3
TRY	2.9
PEN	2.6
BRL	2.2
IDR	2.1
GBP	1.9
MYR	1.6
NGN	1.4
ARS	1.3
EGP	0.7
GHS	0.7
AUD	0.6
CZK	0.6
SEK	0.5
NOK	0.5
UAH	0.3
CAD	-0.6
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound Sterling
GHS	Ghanaian Cedis
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See Notes to Portfolio of Investments

Notes to Portfolio of Investments
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
September 30, 2018 (Unaudited)
1. Organization
First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FAM on the New York Stock Exchange (“NYSE”).
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”
2. Valuation and Investment Practices
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to,

Notes to Portfolio of Investments (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
September 30, 2018 (Unaudited)
restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Asset Management Inc.’s (“Aberdeen” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of September 30, 2018, is included with the Fund’s Portfolio of Investments.

Notes to Portfolio of Investments (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
September 30, 2018 (Unaudited)
B. Securities Transactions
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At September 30, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Forward Foreign Currency Contracts table in the Portfolio of Investments. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received.
E. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of September 30, 2018, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$5.00	$1,550,000	$77,500	0.05%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	4.80	460,000	22,080	0.02
				$2,010,000	$99,580	0.07%
3. Derivative Transactions
For the fiscal year-to-date period (January 1, 2018 through September 30, 2018), the notional values of forward foreign currency contracts opened and closed were $329,554,077 and $356,215,300, respectively.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	November 28, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	November 28, 2018